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                                 EXHIBIT 10.35

[BANK LOGO]              LOAN MODIFICATION AGREEMENT

    This agreement amends the Revolving Note dated as of March 31, 1997 ("Note") and the Credit Agreement dated March 31, 1997 ("Credit Agreement"), each executed by EXPEDITORS INTERNATIONAL OF WASHINGTON, INC. ("Borrower") in favor of Bank of America National Trust and Savings Association doing business as SEAFIRST BANK ("Bank"), regarding a loan in the maximum principal amount of $30,000,000 (the "Loan"). For mutual consideration, Borrower and Bank agree to amend the above loan documents as follows:

    1. Maturity Date: The maturity date of the Note is changed to June 28, 1998. The Termination Date, as defined in the Credit Agreement is also extended to June 28, 1998.

    2. Other Terms: Except as specifically amended by this agreement or any prior amendment, all other terms, conditions, and any definitions of the Note, Credit Agreement, and all other security agreements, guaranties, deeds of trust, mortgages, and other instruments or agreements entered into with regard to the Loan shall remain in full force and effect.

    DATED March 23, 1998

Bank:                                      Borrower:

SEAFIRST BANK                              EXPEDITORS INTERNATIONAL OF
                                           WASHINGTON, INC.



By:    /s/ Stan Diddams                    By:    /s/ Peter J. Rose
       ----------------------------               ----------------------------
Title: Vice President                      Title: Chief Executive Officer
       ----------------------------               ----------------------------


                                           By:    /s/ R. Jordan Gates
                                                  ----------------------------
                                           Title: Chief Financial Officer
                                                  ----------------------------

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